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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 1, 2005
                                                         ----------------

                       Intermagnetics General Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-11344                 14-1537454
         --------                       -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

450 Old Niskayuna Road, Latham, New York                                12110
----------------------------------------                                -----
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (518) 782-1122
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

         Intermagnetics General Corporation (the "Company"), IGC Polycold Systems Inc., a wholly-owned subsidiary of the Company ("Polycold") and Helix Technology Corporation ("Helix") are parties to the Stock Purchase Agreement, dated as of December 15, 2004 (the "Agreement"), pursuant to which the Company expects to sell to Helix all of the outstanding shares of capital stock of Polycold. The expiration or termination of any waiting period applicable to the transactions contemplated by the Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is a condition to the consummation of the transactions contemplated by the Agreement. On February 1, 2005, the Company learned that this condition has been satisfied. Accordingly, the Company anticipates that the transaction will close on February 15, 2005, subject to the satisfaction or waiver of all of the other conditions precedent in the Agreement.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         The following Exhibits are incorporated by reference in this Form 8-K.


      EXHIBIT NO.                          DESCRIPTION
      -----------                          -----------
          2.1* Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold Systems Inc. and Helix Technology Corporation, dated December 15, 2004.

         99.1** Intermagnetics General Corporation Press Release dated December 14, 2004, announcing the pending divestiture of its Polycold subsidiary.

_______________________
* Incorporated herein by reference to Exhibit 2.1 to Amendment No. 1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on December 17, 2004.

** Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on December 16, 2004.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTERMAGNETICS GENERAL CORPORATION


                                              By:   /s/ Michael K. Burke
                                                    ---------------------------
                                                    Michael K. Burke
                                                    Executive Vice President
                                                    and Chief Financial Officer


Dated: February 3, 2005


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                                  EXHIBIT INDEX


      EXHIBIT NO.                          DESCRIPTION
      -----------                          -----------
          2.1* Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold Systems Inc. and Helix Technology Corporation, dated December 15, 2004.

         99.1** Intermagnetics General Corporation Press Release dated December 14, 2004, announcing the pending divestiture of its Polycold subsidiary.

_______________________
* Incorporated herein by reference to Exhibit 2.1 to Amendment No. 1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on December 17, 2004.

** Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on December 16, 2004.